UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On February 27, 2015, the Board of Directors of Zions Bancorporation (“Company”) approved amendments to the Company’s Bylaws to (a) modernize provisions related to appointment and duties of officers; (b) clarify certain procedural matters related to committees of the Board of Directors; and (c) correct references appearing in Section 2.14 of the Bylaws to applicable sections of the Utah Revised Business Corporation Act (“Act”), which enable majority voting for directors in uncontested elections as set forth in Section 16-10a-1023(2) of the Act, and plurality voting in the case of contested elections as set forth in Section 16-10a-1023(3) of the Act.

The amended and restated Bylaws, marked to show the changes described above, are attached to this report as Exhibit 3.1.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Bylaws of Zions Bancorporation dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: March 5, 2015	By:	/s/ THOMAS E. LAURSEN
	Name:	Thomas E. Laursen
	Title:	Executive Vice President and
General Counsel